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Exhibit 24.1

POWER OF ATTORNEY

        KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of Kinder Morgan Management, LLC, a Delaware limited liability company and the delegate of Kinder Morgan G.P., Inc., a Delaware corporation, which is the general partner of Kinder Morgan Energy Partners, L.P., a Delaware limited partnership (the "Partnership"), in connection with the registration by the Partnership of its common units, hereby constitutes and appoints Joseph Listengart, Kimberly A. Dang and David DeVeau, and each of them (with full power to each of them to act alone), the undersigned's true and lawful attorney-in-fact and agent, for the undersigned and on the undersigned's behalf and in the undersigned's name, place and stead, in any and all capacities, to sign, execute and file with the Securities and Exchange Commission the Partnership's Registration Statement on Form S-4 (or other appropriate form), together with all amendments thereto, with all exhibits and any and all documents required to be filed with respect thereto with any regulatory authority, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as the undersigned might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or either of them, may lawfully do or cause to be done by virtue thereof.

        IN WITNESS WHEREOF, the undersigned has hereto signed this power of attorney this 6th day of February, 2013.

/s/ Ted A. Gardner Ted A. Gardner

 POWER OF ATTORNEY

        KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of Kinder Morgan Management, LLC, a Delaware limited liability company and the delegate of Kinder Morgan G.P., Inc., a Delaware corporation, which is the general partner of Kinder Morgan Energy Partners, L.P., a Delaware limited partnership (the "Partnership"), in connection with the registration by the Partnership of its common units, hereby constitutes and appoints Joseph Listengart, Kimberly A. Dang and David DeVeau, and each of them (with full power to each of them to act alone), the undersigned's true and lawful attorney-in-fact and agent, for the undersigned and on the undersigned's behalf and in the undersigned's name, place and stead, in any and all capacities, to sign, execute and file with the Securities and Exchange Commission the Partnership's Registration Statement on Form S-4 (or other appropriate form), together with all amendments thereto, with all exhibits and any and all documents required to be filed with respect thereto with any regulatory authority, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as the undersigned might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or either of them, may lawfully do or cause to be done by virtue thereof.

        IN WITNESS WHEREOF, the undersigned has hereto signed this power of attorney this 4th day of February, 2013.

/s/ Gary Hultquist Gary Hultquist

 POWER OF ATTORNEY

        KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of Kinder Morgan Management, LLC, a Delaware limited liability company and the delegate of Kinder Morgan G.P., Inc., a Delaware corporation, which is the general partner of Kinder Morgan Energy Partners, L.P., a Delaware limited partnership (the "Partnership"), in connection with the registration by the Partnership of its common units, hereby constitutes and appoints Joseph Listengart, Kimberly A. Dang and David DeVeau, and each of them (with full power to each of them to act alone), the undersigned's true and lawful attorney-in-fact and agent, for the undersigned and on the undersigned's behalf and in the undersigned's name, place and stead, in any and all capacities, to sign, execute and file with the Securities and Exchange Commission the Partnership's Registration Statement on Form S-4 (or other appropriate form), together with all amendments thereto, with all exhibits and any and all documents required to be filed with respect thereto with any regulatory authority, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as the undersigned might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or either of them, may lawfully do or cause to be done by virtue thereof.

        IN WITNESS WHEREOF, the undersigned has hereto signed this power of attorney this 6th day of February, 2013.

/s/ C. Park Shaper C. Park Shaper

 POWER OF ATTORNEY

        KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of Kinder Morgan Management, LLC, a Delaware limited liability company and the delegate of Kinder Morgan G.P., Inc., a Delaware corporation, which is the general partner of Kinder Morgan Energy Partners, L.P., a Delaware limited partnership (the "Partnership"), in connection with the registration by the Partnership of its common units, hereby constitutes and appoints Joseph Listengart, Kimberly A. Dang and David DeVeau, and each of them (with full power to each of them to act alone), the undersigned's true and lawful attorney-in-fact and agent, for the undersigned and on the undersigned's behalf and in the undersigned's name, place and stead, in any and all capacities, to sign, execute and file with the Securities and Exchange Commission the Partnership's Registration Statement on Form S-4 (or other appropriate form), together with all amendments thereto, with all exhibits and any and all documents required to be filed with respect thereto with any regulatory authority, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as the undersigned might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or either of them, may lawfully do or cause to be done by virtue thereof.

        IN WITNESS WHEREOF, the undersigned has hereto signed this power of attorney this 6th day of February, 2013.

/s/ Perry M. Waughtal Perry M. Waughtal

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  Exhibit 24.1
POWER OF ATTORNEY
POWER OF ATTORNEY
POWER OF ATTORNEY
POWER OF ATTORNEY